SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-KA
                                    ---------

                                 CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest reported):  September 13, 2002

                            NEW CINEMA PARTNERS, INC.
                            -------------------------
             (Exact name of registrant as specified in its chapter)

          Nevada                      0-31315              87-0772357
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(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)      Idenfification Number



      357 Bay St., Suite 404, Toronto, Ontario               M5H 2T7
      ----------------------------------------               -------
      (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code: 416-367-8273

(Former name or former address, if changed since last report)

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INFORMATION TO BE INCLUDED IN THE REPORT
Item 1. Changes in Control of Registrant.

As discussed in Item 2 below.

Item 2. Acquisition or Disposition of Assets.

The Company hereby files this Amendment to its Current Report on Form 8-K dated July 11, 2002, solely to file the required financial statements. As previously reported, the Company entered into a Share Exchange Agreement (the "Agreement") dated May 27, 2002 with Witnet Co. Ltd. of South Korea ("Witnet"). Under the terms of the Agreement, the Company is issuing 55,000,000 common shares (the "Purchase Shares") in its capital stock in consideration of the all of the issued and outstanding shares of Witnet. In connection with the acquisition of Witnet, the Company reports that it has received the unanimous written consent of the Directors of the Company and the written consent of shareholder of the Company holding at least a majority of the issued and outstanding voting securities of the Company. Witnet has advised the Company that Witnet has approved the transaction by the written consent of the Board of Directors of Witnet and Mun-Su Han, President and Chief Executive Officer of Witnet, has advised that the Company has acted on the authority of powers of attorney granted by the shareholders of Witnet In addition, the Company has approved the issuance of 10,000,000 common shares to a third party, Travellers International Inc., in exchange for the assignment of its right to purchase Witnet. The Company has received the consent of eleven (11) shareholders holding an aggregate of 18,046,285 common shares in the capital stock of the Company. The acquisition of Witnet was effected on June 28, 2002.

The Company has filed an Information Statement with the SEC describing the transaction in detail and the Company will mail the Information Statement to the shareholders of the Company. The Purchase Shares will be held in escrow during the requisite waiting period.

The Company's accountants have prepared unaudited pro forma financial statements with respect to Witnet for the six month period ended June 30, 2002 based on the financial statements provided by Witnet. The Witnet financial statements had been prepared according to South Korean accounting practices and were audited by Arthur Andersen, Seoul, Korea. The Company is filing this amendment to the Form 8-K which was filed on July 11, 2002.

The Company has agreed to change its name to "Witnet International Inc."; and to increase its authorized capital from 100,000,000 to 150,000,000 common shares. Mr. Mun-Su Han is the President, Chief Executive Officer of the Company and also the Chairman of the Board. Jason Chung is the Chief Financial Officer and a Director of the Company.

Witnet is a South Korean Software Development and System Integration company. The Company was formed in November 1999 and currently has 32 employees. Witnet specializes in products designed to allow the wireless control of Internet-controlled personal computers though Personal Digital Assistants. Item


3. Bankruptcy or  Receivership.  N/A

Item 4. Changes in Registrant's  Certifying Accountant.

N/A

Item 5. Other Events and Regulation FD Disclosure.

N/A

Item 6. Resignations of  Registrant's  Directors.

N/A

Item 7. Financial  Statements and Exhibits.

See attached Exhibit 99.1 re Unaudited Pro Forma Financial Statements.


                                       2

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Item 8. Change in Fiscal Year.

N/A

Item 9. Regulation FD Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       NEW CINEMA PARTNERS, INC.
             (Registrant)

      Date: September 13, 2002

      /s/ Jason Chung
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          Jason Chung